Confidential ©2017 Function(x), Inc. All Rights Reserved

Forward-Looking Financial Information This presentation contains forward-looking statements of the Company that relate to the current expectations, business plans and views of future events. Forward-looking statements often, but not always, are identified by the use of words such as “seek”, “anticipate”, “believe”, “plan”, “estimate”, “expect”, “target” and “intend” and statements that an event or result “may”, “will”, “should”, “could” or “might” occur or be achieved or other similar expressions and include statements in respect of the Company’s business plans and its ability to grow revenues and attract new customers and B2B partners, as examples only. Forward-looking statements are based on assumptions and analysis made by the Company in light of its experience and perception of historical trends, current conditions and expected future developments and other factors the Company believes are appropriate, and involve a number of risks and uncertainties. Should one or more of the risks materialize or should assumptions underlying the forward-looking statements prove incorrect, actual events or results might differ materially from events or results projected or suggested in these forward-looking statements. Given these risks, uncertainties and assumptions, prospective purchasers of securities should not place undue reliance on these forward-looking statements. These risks, uncertainties, assumptions and other factors could cause the Company’s actual results, performance, achievements and experience to differ materially from the expectations, future results, performance or achievements expressed or implied by the forward-looking statements. The forward-looking statements made in this Presentation relate only to events or information as of the date of this Presentation and the Company does not intend, nor assume any obligation, to update these forward-looking statements. Investors should read this Presentation with the understanding that the Company’s actual future results and achievements may be materially different from expectations. Risk Factors Investors should read our risk factors set forth in our quarterly report on Form 10-Q for the quarter ended December 31, 2016 and the annual report on Form 10-K for the fiscal year ended June 30, 2016. Disclosures 2

INTRODUCTION 3

Led by Experienced Management

Management Team is comprised of experienced professionals with complementary skill sets



Robert F.X. Sillerman, Chairman & CEO

- Media Entrepreneur known for identifying market trends and scalable opportunities with multiple billion dollar exits
- American Idol, Elvis Presley Enterprises, Muhammad Ali Enterprises, SFX Broadcasting, SFX Entertainment I, Marquee Sports, Action Media Group and more



Sean Beckner*

16+ years as a media and technology entrepreneur with a proven track record of increasing revenue and driving profitability. Has led successful media properties such as ViralNova



Brian Rosin

CHIEF OPERATING OFFICER

6+ years in digital media with a focus on monetization and analytical reporting, and a proven track record of driving revenue growth



Michelle Lanken

CHIEF FINANCIAL OFFICER

15+ years experience in the preparation of SEC filings, accounting and financial controls with top accounting firms and Fortune 500 companies

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** Should Potential BumpClick Acquisition Close*

fn(x)

About function(x)

A 21st Century Interactive Media Platform

- Function(x), a social publishing and interactive media platform, is building on a distribution network of over 90 million social followers by delivering engaging content and leveraging relationships with social influencers and celebrities:
  - **Wetpaint** is a leading online destination for entertainment news for millennial women, covering the latest in television, music and pop culture.
  - **Rant** is a leading digital publisher with original content spanning multiple verticals, most notably sports, entertainment and pets.
  - **ViralNova*** publishes content with a blend of personalization and informative story-telling, providing a unique voice that entertains, intrigues, and uplifts.
  - **Goodfullness*** is an emerging brand that aspires to help people live a healthier, happier life.

** Includes Potential BumpClick Acquisition - On March 7, 2017, the Company entered into a binding term sheet to acquire BumpClick LLC. The transaction is subject to a number of conditions precedent that must be satisfied prior to the closing of the transaction. There can be no assurance that the transaction will close or that the terms of the transaction will be the same as those in the binding term sheet.*

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fn(x)

Social Media Landscape MAUs 500M 150M Facebook YouTube Instagram Snapchat 1.71B 1B Average Person Spends 1 Hour 40 Minutes On Social Media Each Day 6

Ad Opportunity Digital Advertising Surpasses Television in 2016 Interest in influencer marketing has risen more than 90X since 2013 US Digital ad spend is expected to reach $100 BILLION by the year 2020 7

The Numbers 8

Reach and Usage WEB TRAFFIC SOCIAL SCALE 16.2 million 12.4 million 25.1 million 19.3 million 9 Global Monthly UVs US Monthly UVs Global Monthly Sessions US Monthly Sessions 93 million 103 million 329 million Social Following Monthly Engagements Monthly Reach 75 million Monthly Video Views (Shown on combined basis assuming closing of BumpClick acquisition)

The Technology 10

Nova CMS ▪ Multi-Publisher Platform ▪ Asset Management System ▪ Layout Testing ▪ Campaign Management ▪ Financial Reporting Home Grown Enterprise Class CMS 11 (Technology currently utilized and owned by BumpClick)

Social Distribution System (SDS) Technology that systematically captures, reengages, and activates audience from social networks 12 SOCIAL ENGINE ActivateEngage Capture Fans Content Website

The Distribution 13

Fans Engagement Reach 93 million 103 million 329 million Facebook Pages Using premium Facebook pages to drive distribution and revenue 14 *For the Month of February 2017 (Shown on combined basis assuming closing of BumpClick acquisition)

The Results (Does Not Include BumpClick) 15

▪ Optimized ad stack and monetization model has taken effect, resulting in significant revenue growth. ▪ Anticipating continued growth as we continue to develop new and exciting content. $20,000 $70,000 $120,000 $170,000 $220,000 $270,000 $320,000 $370,000 $420,000 $470,000 $520,000 Jul Aug Sep Oct Nov Dec Jan Feb Mar Revenue Strong Growth Since July: Revenue 16 Figures Do Not Include BumpClick Performance * Represents current Function(X) Publishing Segment, does not include pending BumpClick acquisition ** All figures shown are unaudited, March figures shown through 3/26/17 *** These are revenue numbers only and are not meant to represent the profit or loss position of the company Figures as of 3/26

▪ Increase in pageviews has helped increase monetization per 1,000 visit. ▪ Continue to target increase in RPMv through user engagement. ▪ RPMv has not grown at the same rate as revenue, indicating there is future opportunity for growth. $2.00 $7.00 $12.00 $17.00 $22.00 $27.00 Jul Aug Sep Oct Nov Dec Jan Feb Mar RPMv Strong Growth Since July: RPMv Rev. per 1,000 Visits 17 • Represents current Function(X) Publishing Segment, does not include pending BumpClick acquisition • All figures shown are unaudited, March figures shown through 3/26/17 Figures Do Not Include BumpClick Performance Figures as of 3/26

▪ Growth in pageviews signals increased user engagement. ▪ Increase directly correlates to an increase in revenue. ▪ Continue to target increased pageviews. 10,000 30,000 50,000 70,000 90,000 110,000 130,000 150,000 170,000 190,000 Jul Aug Sep Oct Nov Dec Jan Feb Mar Pageviews (in 000's) Strong Growth Since July: Pageviews 18 • Represents current Function(X) Publishing Segment, does not include pending BumpClick acquisition • All figures shown are unaudited, March figures shown through 3/26/17 Figures Do Not Include BumpClick Performance Figures as of 3/26

The Results (BumpClick Only) 19

$20,000 $70,000 $120,000 $170,000 $220,000 $270,000 $320,000 $370,000 Jan Feb Mar Revenue Strong Growth Since January: Revenue 20 *Represents BumpClick Performance as provided by BumpClick **All figures shown are unaudited, March figures shown through 3/26/17 Figures as of 3/26

- 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 Jan Feb Mar Pageviews (in 000's) Strong Growth Since January: Pageviews 21 Figures as of 3/26 * Represents BumpClick Performance as provided by BumpClick ** All figures shown are unaudited, March figures shown through 3/26/17

The Opportunity 22

▪ Completed Equity Offering for $4.8MM in gross proceeds in February 2017. ▪ Robert F.X. Sillerman converted approximately $37MM of preferred equity into common stock. ▪ All debentures bought except for two, who hold under 15% of the original issue. Negotiations continue with these two holders. ▪ Non-core assets to be moved into a subsidiary to facilitate financing for working capital needs. ▪ Announced intent to acquire all equity interests in BumpClick LLC. Recent Developments 23

Industry Comparables by Uniques Multiple by Unique Visits Indicates Disjointed Valuation UNIQUE VISITORS 27 Million 44.5 Million 59.8 Million 80.4 Million 16.2* Million LATEST ROUND VALUATION $500 Million $442 Million $850 Million $1.5 Billion $14.5 Million** IMPLIED MULTIPLE 19x 10x 14x 19x 0.9x 24 *Includes Pending BumpClick Acquisition ** Market Cap = 27.4MM shares x 3/21/17 close *** Implied Multiple = Valuation / Unique Visitors

Strategy for the Future ▪ Acquire brands and assets with strong traffic & distribution. ▪ Build unparalleled distribution network and a diversified revenue stream. ▪ Improve and capitalize on demonstrated ability to substantially increase monetization and margin on acquired properties. ▪ Unify all assets with proprietary technology. ▪ Use A-list celebrities and cross media partnerships with traditional and new media to create exclusive original content and build brand equity. Become the preeminent interactive digital platform 25

Thank You An Interactive Media Platform ______ Contact: Michelle Lanken, Chief Financial Officer Phone: 212.231.0092 Email: info@functionxinc.com Web: functionxinc.com Confidential©2017 Function(x), Inc. All Rights Reserved26